Exhibit 10.1

EXECUTION VERSION

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 27, 2011 and is by and among

(i) OWENS CORNING, a Delaware corporation (the “U.S. Borrower”);

(ii) the Lenders party to the Credit Agreement referenced below; and

(iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the U.S. Borrower, the Lenders, the Administrative Agent and certain other parties are parties to the Credit Agreement dated as of May 26, 2010 (as amended, supplemented and/or otherwise modified from time to time through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement.

1. Amendments to Credit Agreement. (a) The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the table in such definition and replacing it with the following:

Pricing Level	Debt Rating	LIBOR +	Base Rate +	Facility Fee
I	>A-/>A3	0.875%	0.000%	0.125%
II	BBB+/Baa1	0.975%	0.000%	0.150%
III	BBB/Baa2	1.050%	0.050%	0.200%
IV	BBB-/Baa3	1.275%	0.275%	0.225%
V	BB+/Ba1	1.450%	0.450%	0.300%
VI	<BB+/<Ba1	1.650%	0.650%	0.350%

(b) The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” shall mean the earliest to occur of (i) July 27, 2016, (ii) the date of termination of the entire Revolving Credit Commitment by the Borrowers pursuant to Section 2.5, or (iii) the date of termination of the Revolving Credit Commitment pursuant to Section 9.2(a).

(c) Schedule 1.1(a) of the Credit Agreement is hereby deleted and replaced with the form of Schedule 1.1(a) attached hereto as Exhibit B.

2. Representations and Warranties. The U.S. Borrower hereby represents and warrants that:

(a) The representations and warranties contained in Article VI of the Credit Agreement (other than Section 6.5(e) of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date.

(b) Since December 31, 2010, nothing has occurred (singly or in aggregate with all other occurrences) that has had, or could reasonable be expected to have, a Material Adverse Effect.

(c) No Default or Event of Default has occurred and is continuing as of the date hereof.

3. Effectiveness. This Amendment is a Loan Document and shall become effective upon the date (the “Effective Date”) of the satisfaction of all of the following conditions: (a) the execution and delivery hereof by the U.S. Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and each of the Lenders, (b) the execution and delivery by each of the Guarantors of an Affirmation of Guaranty Agreements in the form of Exhibit A hereto and (c) all outstanding principal, interest, fees and other amounts under the Credit Agreement having been repaid in full on the Effective Date (it being understood that such repayment may be made out of the proceeds of the Loans made on the Effective Date by the Lenders in accordance with their new Revolving Credit Commitment Percentages giving effect to this Amendment). Contemporaneously with the effectiveness hereof, all participations in all outstanding Letters of Credit and L/C Obligations shall be deemed automatically reallocated among the L/C Participants in accordance with their new Revolving Credit Commitment Percentages giving effect to this Amendment.

4. References. Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

6. Counterparts. This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

*    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

OWENS CORNING

By:	/s/ Michael C. McMurray
Name: Michael C. McMurray
Title: Vice President Finance and Treasurer

By:	/s/ Jonathan Lyons
Name: Jonathan Lyons
Title: Assistant Treasurer

Signature Page to

Second Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and Lender

By:	/s/ John D. Brady
Name: John D. Brady
Title: Director

Signature Page to

Second Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Chris Burns
Name: Chris Burns
Title: Vice President

Signature Page to

Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Christopher Usas
Name: Christopher Usas
Title: Director

Signature Page to

Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

Signature Page to

Second Amendment to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

Signature Page to

Second Amendment to Credit Agreement

BNP PARIBAS, as a Lender

By:	/s/ Michael Kowalczuk
Name: Michael Kowalczuk
Title: Director

By:	/s/ Berangere Allen
Name: Berangere Allen
Title: Director

Signature Page to

Second Amendment to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ David Cagle
Name: David Cagle
Title: Managing Director

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

Signature Page to

Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Edward D. Herko
Name: Edward D. Herko
Title: Director

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

Signature Page to

Second Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Authorized Signatory

Signature Page to

Second Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard C. Hampson
Name: Richard C. Hampson
Title: Senior Vice President

Signature Page to

Second Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: General Manager

Signature Page to

Second Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Navneet Khanna
Name: Navneet Khanna
Title: Vice President

Signature Page to

Second Amendment to Credit Agreement

FIFTH THIRD BANK, an Ohio Banking Corporation, as a Lender

By:	/s/ Brian Jelinski
Name: Brian Jelinski
Title: Vice President

Signature Page to

Second Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to

Second Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert J. McArdle
Name: Robert J. McArdle
Title: SVP, CE

Signature Page to

Second Amendment to Credit Agreement

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Dong Yuan
Name: Dong Yuan
Title: Deputy General Manager

Signature Page to

Second Amendment to Credit Agreement

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Jeffrey Dears
Name: Jeffrey Dears
Title: Vice President

Signature Page to

Second Amendment to Credit Agreement

EXHIBIT A

AFFIRMATION OF GUARANTY AGREEMENTS

Each of the undersigned acknowledges receipt of a copy of that certain Second Amendment to Credit Agreement dated as of the date hereof (the “Amendment”) relating to the Credit Agreement dated as of May 26, 2010 (the “Credit Agreement”) referred to therein, consents to the Amendment and each of the transactions referenced therein, hereby reaffirms its obligations under the U.S. Borrower’s Guaranty (in the case of the U.S. Borrower) and the Subsidiary Guaranty Agreement (in the case of all other signers hereof) and agrees that all references in the Guaranty Agreements to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

IN WITNESS WHEREOF, each Guarantor has caused this Affirmation of Guaranty Agreements to be executed and delivered as of the date hereof.

Dated as of July     , 2011.

OWENS CORNING

By:
Name:
Title:

By:
Name:
Title:

[additional signature pages follow]

CDC CORPORATION

ENGINEERED PIPE SYSTEMS, INC.

ERIC COMPANY

FALCON FOAM CORPORATION

INTEGREX VENTURES LLC

IPM INC.

JEFFERSON HOLDINGS, INC.

MODULO USA LLC

OCCV1, INC.

OCCV2, LLC

OCV INTELLECTUAL CAPITAL, LLC

OWENS CORNING COMPOSITE MATERIALS, LLC

OWENS CORNING CONSTRUCTION SERVICES, LLC

OWENS CORNING FOAM INSULATION, LLC

OWENS CORNING FRANCHISING, LLC

OWENS CORNING HOMEXPERTS, INC.

OWENS CORNING HT, INC.

OWENS CORNING INSULATING SYSTEMS, LLC

OWENS CORNING INTELLECTUAL CAPITAL, LLC

OWENS CORNING ROOFING AND ASPHALT, LLC

OWENS CORNING SALES, LLC

OWENS CORNING SCIENCE AND TECHNOLOGY, LLC

OWENS CORNING U.S. HOLDINGS, LLC

OWENS-CORNING FUNDING CORPORATION

OWENS-CORNING OVERSEAS HOLDINGS, INC.

PALMETTO PRODUCTS, INC.

SOLTECH, INC.

By:
Name:
	Title:	Authorized Officer for each of the above Guarantors

Signature Page to

Affirmation of Guaranty Agreements

OC CANADA HOLDINGS GENERAL PARTNERSHIP By OC Canada Holdings Company

By:
Name:
Title: Authorized Officer

Signature Page to

Affirmation of Guaranty Agreements

EXHIBIT B

Schedule 1.1(a)

Revolving Credit Commitments

Lender	Revolving Loan Commitment
Wells Fargo Bank, National Association	$80,000,000
Bank of America, N.A.	$80,000,000
The Bank of Nova Scotia	$60,000,000
JPMorgan Chase Bank, N.A.	$60,000,000
Citibank, N.A.	$60,000,000
BNP Paribas	$45,000,000
Credit Agricole Corporate and Investment Bank	$45,000,000
Deutsche Bank AG New York Branch	$45,000,000
Morgan Stanley Bank, N.A.	$45,000,000
PNC Bank, National Association	$45,000,000
Sumitomo Mitsui Banking Corporation	$45,000,000
U.S. Bank National Association	$45,000,000
Fifth Third Bank	$40,000,000
Goldman Sachs Bank USA	$40,000,000
HSBC Bank USA, National Association	$35,000,000
Bank of China, New York Branch	$15,000,000
The Bank of New York Mellon	$15,000,000
TOTAL	$800,000,000